______________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2023
______________________________________________________________________________
AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
______________________________________________________________________________

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 350,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

Amendment Of Old National Bank Revolver

On August 30, 2023, Contrail Aviation Support, LLC (“CAS”) a 79%-owned subsidiary of Air T, Inc., entered into the Sixth Amendment to Supplement #2 to Master Loan Agreement and the Fifth Amended and Restated Promissory Note with Old National Bank (“ONB”). The principal purpose of the amended documents was to extended the maturity date of the revolving $25,000,000 facility provided by ONB to November 24, 2025 or such earlier date on which the revolving note becomes due and payable pursuant to the supplement or the master loan agreement. The material terms of the revolving facility remain the same, including the payment terms and interest rate except that the change in control event of default provision was revised to provide as follows: “(h) Control in Control of Operations. If the CEO Joe Kuhn, or a CEO acceptable to the Lender, in its reasonable discretion, has its employment with the Borrowers terminated for any reason, or ceases to oversee the day-to-day operations of Borrowers.” The amended documents are effective September 5, 2023.

The foregoing summary of the terms of the amended agreement and promissory note are qualified in their entirety by reference to the amendment and amended and restated promissory note filed as Exhibits 10.1 and 10.2 herewith, which are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits

10.1	Fifth Amendment and Restated Promissory Note executed by Contrail Aviation Support, LLC in favor of Old National Bank effective September 5, 2023.
10.2	Sixth Amendment to Supplement #2 to Master Loan Agreement by and between Contrail Aviation Support, LLC and Old National Bank effective September 5, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2023

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer